SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 29, 2002
(Date of earliest event reported)

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-02287	95-1906306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, CA	95131-1017
(Address of principal executive offices)	(Zip Code)

(408) 233 0910

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

This amendment No. 1 of Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K dated October 29, 2002 and filed on October 30, 2002.

(a)  Financial statements of business acquired.

Historical financial statements of Datum Inc. (A) as of June 30, 2002 and for the six months ended June 30, 2002 and 2001 and (B) as of December 31, 2001 and 2000 and for each of the three years ended December 31, 2001, 2000 and 1999 (previously filed in Amendment No. 1 to Registration Statement on Form S-4 (No. 333-97781) filed by Symmetricom on September 13, 2002 and incorporated herein by reference).

(b)  Pro forma financial information.

Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum Inc. as of June 30, 2002 and for the year ended June 30, 2002. A copy of such financial information is attached hereto as exhibit 99.1.

(c)  Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum, Inc. as of June 30, 2002 and for the year ended June 30, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Symmetricom has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2002	SYMMETRICOM, INC.

	By	/s/ THOMAS W. STEIPP
Thomas W. Steipp President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum Inc. as of June 30, 2002 and for the year ended June 30, 2002.